                                                                    EXHIBIT 99.1

          THIS STOCK SALE AGREEMENT, dated as of January 19, 1996 (the "Agreement"), is between INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation ("IBM"), and GRUBB & ELLIS COMPANY, a Delaware corporation ("Grubb & Ellis").

          WHEREAS, IBM is the record holder of 25,000 shares of the Class B Common Stock, $.01 par value per share (the "IBM Shares") of Axiom Real Estate Management, Inc. (hereinafter referred to as "Axiom");

          WHEREAS, IBM acquired the IBM Shares pursuant to a Stock Purchase and Stockholder Agreement dated May 6, 1992 by and among IBM, Grubb & Ellis and GE New Corp. (currently Axiom) (the "1992 Agreement");

          WHEREAS, Grubb & Ellis is the record holder of 70,000 shares of Class A Common Stock, $.01 par value per share of Axiom, and wishes to acquire the IBM Shares; and

          WHEREAS, IBM desires to sell to Grubb & Ellis and Grubb & Ellis desires to purchase all of the IBM Shares upon the terms and conditions hereinafter provided;

          NOW, THEREFORE, it is hereby agreed as follows:

          1.   SALE OF TRANSFERRED STOCK.     IBM hereby agrees to sell, convey,
transfer and deliver to Grubb & Ellis, and Grubb & Ellis hereby agrees to purchase, and accept conveyance, transfer and delivery from IBM of, the IBM Shares in consideration of the payment by Grubb & Ellis to IBM of an aggregate of Six Hundred Thousand Dollars ($600,000), to be made in four equal installments of One Hundred Fifty Thousand Dollars ($150,000) each, payable at Closing and on each of the first, second and third anniversaries of Closing by wire transfer of immediately available funds to an account designated by IBM.

          2.   ACKNOWLEDGMENTS, REPRESENTATIONS AND COVENANTS OF IBM.     IBM
hereby represents, warrants and covenants to Grubb & Ellis as follows, which representations, warranties and covenants are as of the date hereof and will be as of the Closing Date, true and correct:

          (a)  ORGANIZATION AND GOOD STANDING.     IBM is a corporation duly
organized, validly existing and in good standing under the laws of the State of New York.

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                                                                               2

          (b)  TITLE TO IBM SHARES.     IBM is the record holder and sole
beneficial owner of the IBM Shares being sold pursuant to this Agreement and, upon the termination of the 1992 Agreement the IBM Shares shall be free and clear of any claim, lien, pledge, option, charge, security interest or encumbrance of any nature whatsoever (other than restrictions imposed by applicable securities laws) (collectively "Encumbrances") with respect to IBM.

          (c)  AUTHORITY; EXECUTION AND DELIVERY, ETC.     IBM has full power
and authority to enter into this Agreement and to sell the IBM Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement have been duly authorized by IBM and no other actions on the part of IBM are required. This Agreement has been duly executed and delivered by IBM and constitutes the legal, valid and binding obligation of IBM, enforceable against IBM in accordance with its terms.

          (d)  NO BROKERS.     IBM has not entered into and will not enter into
any agreement, arrangement or understanding with any person or firm which will result in any obligation of Grubb & Ellis to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby. IBM agrees to indemnify and hold Grubb & Ellis harmless from and against any and all claims, liabilities or obligations with respect to any finder's fees, brokerage commission or similar payments asserted by any person on the basis of any act or statement alleged to have been made by IBM.

          (e)  CONSENTS, NO CONFLICTS, ETC.     Neither the execution and
delivery of this Agreement, the consummation by IBM of the transactions contemplated hereby, nor compliance by IBM with any of the provisions hereof will (with or without the giving of notice or the passage of time): (i) violate or conflict with any provision of the Articles of Incorporation or By-Laws of IBM, the 1992 Agreement or any agreement, instrument, judgment, decree, statute or regulation applicable to IBM or any assets or properties of IBM; (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to IBM or any assets or properties of IBM; or (iii) require the consent, approval, permission or other authorization of or by, or designation, declaration, filing, registration or qualification with, any court, arbitrator or government, administrative or self-regulatory authority or any other third party whatsoever.

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                                                                               3

          (f)  NO SPECIAL CEO SEVERANCE OR STOCK OPTION ARRANGEMENT:     (i) For
purposes of this Section 2(f) and Section 3(e) below, "Special CEO Severance or Stock Option Arrangements" shall mean any special employment, consulting, severance or other similar contract, arrangement or policy (written or oral), or any stock option grant or plan or stock appreciation rights or phantom stock plan, entered into by Axiom which obligates Axiom to continue to employ, make payments to or assume liabilities of Axiom's Chief Executive Officer in the event of termination of his employment with Axiom, in addition to the standard severance payments provided to all Axiom employees by Axiom's standard severance policies applicable to all its employees, or by which Axiom has granted or which obligates Axiom to grant stock options, stock appreciation rights or phantom stock to Axiom's Chief Executive Officer; (ii) Except as otherwise set forth on the Disclosure Schedule attached hereto, to IBM's knowledge, there are no Special CEO Severance or Stock Option Arrangements.

          (g) IBM acknowledges that it has had access to such financial and other information as it deems necessary in connection with its decision to sell the IBM Shares.

          (h) these representations, warranties and covenants shall survive the Closing.

          (i) IBM, in making the aforementioned representations and warranties has not relied on any representations or warranties made by Grubb & Ellis.

          3.   ACKNOWLEDGMENTS, REPRESENTATIONS AND COVENANTS OF GRUBB & ELLIS.

          Grubb & Ellis hereby represents, warrants and covenants to IBM as follows which representations, warranties and covenants are as of the date hereof and will be as of the Closing Date, true and correct:

          (a)  ORGANIZATION AND GOOD STANDING.     Grubb & Ellis is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

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                                                                               4

          (b)  AUTHORITY, EXECUTION AND DELIVERY, ETC.     Grubb & Ellis has
full power and authority to enter into this Agreement and to purchase and accept the transfer of the IBM Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement have been duly authorized by Grubb & Ellis and no other actions on the part of Grubb & Ellis are required. This Agreement has been duly executed and delivered by Grubb & Ellis and constitutes the legal, valid and binding obligation of Grubb & Ellis, enforceable against Grubb & Ellis in accordance with its terms.

          (c)  CONSENTS, NO CONFLICTS, ETC.      Neither the execution and
delivery of this Agreement, the consummation by Grubb & Ellis of the transactions contemplated hereby, nor compliance by Grubb & Ellis with any of the provisions hereof will (with or without the giving of notice or the passage of time): (i) violate or conflict with any provision of the Certificate of Incorporation or By-Laws of Grubb & Ellis, the 1992 Agreement or any agreement, instrument, judgment, decree, statute or regulation applicable to Grubb & Ellis or any assets or properties of Grubb & Ellis; (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Grubb & Ellis or any assets or properties of Grubb & Ellis; (iii) other than the consent of IBM Credit Corporation ("ICC") under that certain credit agreement entitled, "Revolving Loan and Security Agreement" and dated as of October 19, 1995, between ICC and Axiom, require the consent, approval, permission or other authorization of or by, or designation, filing, registration or qualification with, any court, arbitrator or governmental, administrative or self-regulatory authority or any other third party whatsoever.

          (d) NO BROKERS. Grubb & Ellis has not entered into and will not enter into any agreement, arrangement or understanding with any person or firm which will result in any obligation of IBM to pay any finder's fees, brokerage commission or similar payment in connection with the transactions contemplated hereby. Grubb & Ellis agrees to indemnify and hold IBM harmless from and against any and all claims, liabilities or obligations with respect to any finder's fees, brokerage commission or similar payments asserted by any person on the basis of any act or statements alleged to have been made by Grubb & Ellis.

          (e)  NO SPECIAL CEO SEVERANCE OR STOCK OPTION ARRANGEMENTS:     Except
as otherwise set forth on the Disclosure Schedule attached hereto, to Grubb & Ellis' knowledge, there are no Special CEO Severance or Stock Option Arrangements.

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                                                                               5

          (f) INVESTMENT PURPOSE AND INVESTOR STATUS. Grubb & Ellis intends to acquire and hold the IBM Shares for investment purposes for an indefinite period for its own account and not with a view to the sale or distribution of the IBM Shares to the public. Grubb & Ellis is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act"). Grubb & Ellis acknowledges that it has had access to such financial and other information as it deems necessary in connection with its decision to purchase the IBM Shares. Grubb & Ellis will not offer, sell or otherwise dispose of any or all of the IBM Shares in violation of the Securities Act of 1933 (the "Act"), or the rules promulgated thereunder or any state securities laws.

          (g)  EXEMPTION FROM REGISTRATION UNDER FEDERAL SECURITIES LAWS.
Grubb & Ellis understands that the IBM Shares are not and may never be registered under the Act on the ground that the sale provided for in this Stock Sale Agreement with respect to such unregistered IBM Shares is intended to be exempt from registration pursuant to exemptions available under the Act.

          (h)  RESTRICTIVE LEGEND.     Grubb & Ellis acknowledges that the IBM
shares acquired hereunder may bear substantially the following restrictive legend:

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT IN COMPLIANCE WITH SUCH ACT AND LAWS.

          (i) these acknowledgments, representations, warranties and covenants shall survive the Closing.

          (g) Grubb & Ellis, in making the foregoing acknowledgments, representations and warranties has not relied on any representations or warranties of IBM.

          4. SPECIAL COVENANTS OF BOTH PARTIES REGARDING THE MASTER MANAGEMENT AGREEMENTS AND THE 1992 AGREEMENT.

          (a) IBM and Grubb & Ellis hereby agree, and Grubb & Ellis further agrees that it shall cause Axiom to agree, that the original "Master Management Agreement" between IBM and Axiom dated May 6, 1992, as amended by Amendment No. 1 dated August 29, 1992 (the "Original Master Management Agreement"), shall terminate and shall thereafter be of no further force or effect, and shall be superseded by the new Managed Service Agreement between IBM and Axiom, attached hereto as "Exhibit A" (the "New Managed Service Agreement") effective upon the Closing of this Agreement as described and subject to the conditions in Sections 5 and 6, below.

          (b) At the Closing of this Agreement, immediately following the effective transfer of title to the IBM Shares to Grubb & Ellis, Grubb & Ellis shall cause an authorized signatory of Axiom to deliver to IBM a properly executed original New Managed Service Agreement in form and substance identical to Exhibit A, which the parties agree, and which Grubb & Ellis further agrees to cause Axiom to agree, shall supersede and replace the Original Master Management Agreement and which shall take effect upon the Closing of this Agreement.

          5.   THE CLOSING.

          (a) Subject to the satisfaction or waiver of the conditions set forth in Section 6 hereof, the Closing shall take place at Old Orchard Road, Armonk, New York on January 19, 1996, or at such other place and time as shall be mutually agreed by IBM and Grubb & Ellis (the "Closing").

          (b) At the Closing, Grubb & Ellis shall (i) pay IBM One Hundred Fifty Thousand Dollars ($150,000) as provided in Section 1(a) of this Agreement; (ii) cause an authorized signatory of Axiom to deliver to IBM a properly executed original New Managed Service Agreement in form and substance identical to Exhibit A which shall supersede and replace the Original Master Management Agreement and shall take effect upon the effective transfer of title to the IBM Shares to Grubb & Ellis; and (iii) deliver to IBM a duly authorized and properly executed (x) Shareholder Resolution, in the form of Exhibit B hereto; (y) Board Resolution in the form of Exhibit C hereto, and (z) Agreement to Terminate the 1992 Agreement in the form of Exhibit D hereto.

          (c) At the Closing, IBM shall deliver to Grubb & Ellis: (i) a stock certificate or certificates evidencing the IBM Shares transferred to Grubb & Ellis hereby, which shall, upon termination of the 1992 Agreement, be free and clear of Encumbrances accompanied by stock powers duly executed to Grubb & Ellis' order; (ii) a duly authorized and properly executed (x) Shareholder Resolution, in the form of Exhibit B hereto, (y) Board Resolution in the form of Exhibit C hereto, and (z) Agreement to Terminate the 1992 Agreement in the form of Exhibit D hereto; and (iii) the executed resignation of Lee A. Dayton from the Axiom Board of Directors, in the form of Exhibit E, effective as of the Closing date of this Agreement.

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                                                                               7

          (d) IBM and Grubb & Ellis hereby agree that the effective date of the transfer of the IBM Shares shall be May 31, 1995.

          6.   CONDITIONS TO THE CLOSING.

          (a)  GRUBB & ELLIS CONDITIONS TO CLOSING.     It shall be a condition
to Grubb & Ellis' obligation to purchase the IBM Shares at the Closing that:
(i) the representations, warranties and covenants of IBM shall be true and correct in all material respects as of the date of the Closing; (ii) IBM shall deliver to Grubb & Ellis the documents described in Section 5(c) above, effective as of the Closing; and (iii) all actions, instruments and documents required to consummate the purchase of the IBM Shares as provided for in this Agreement and all other related legal matters shall be reasonably satisfactory to Grubb & Ellis.

          (b)  IBM CONDITIONS TO CLOSING.     It shall be a condition to the
obligations of IBM to sell the IBM Shares at the Closing that: (i) the representations, warranties and covenants of Grubb & Ellis shall be true and correct in all material respects as of the date of Closing; (ii) Grubb & Ellis shall deliver to IBM the documents described in Section 5(b) above, effective as of the Closing; (iii) all actions, instruments and documents required to consummate the sale of the IBM Shares as provided for in this Agreement, and all other related legal matters, shall be reasonably satisfactory to IBM, and (iv) Grubb & Ellis shall have caused Axiom to deliver a duly authorized and properly executed New Managed Service Agreement in the form and substance of Exhibit A attached, including renegotiated service rates.

          (c)  EACH PARTY'S CONDITIONS OF CLOSING.     The obligations of each
of IBM and Grubb & Ellis under this Agreement are subject to and conditioned upon the satisfaction at or prior to the Closing of each of the following conditions (unless waived by IBM and Grubb & Ellis in writing):

               (i) NO PROCEEDINGS. No action, suit, investigation or legal or administrative claim or proceeding shall be pending or threatened before any court, governmental agency or regulatory authority which has resulted or may result in the restraint, prohibition, or the obtaining of damages or other relief in respect of, or which is related to or arises out of, the consummation of the purchase and sale of the IBM Shares as contemplated by this Agreement or seeking to prohibit Grubb & Ellis' ownership of the IBM Shares.

               (ii) NO STATUTE, RULE, REGULATION OR ORDER.     There shall not
have been any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the sale of the IBM Shares by any federal or state government or governmental agency or instrumentality or court which would (A) prohibit Grubb & Ellis' ownership of the IBM Shares or the sale of the IBM Shares, or (B) make consummation of the transactions contemplated hereby illegal.

          7.   RESCISSION AND LIQUIDATED DAMAGES.

          In addition to any other remedies available to the parties, whether at law or in equity, in the event Grubb & Ellis fails to cause an authorized representative of Axiom to deliver to IBM a duly executed New Managed Service Agreement as set forth in this Agreement, IBM and Grubb & Ellis hereby agree that IBM shall be entitled to: (a) rescind the resignation of Lee A. Dayton as director of Axiom; (b) rescind the sale and transfer of the IBM shares to Grubb & Ellis pursuant to all terms and conditions of this Stock Sale Agreement; and
(c) rescind all other actions and agreements undertaken by IBM pursuant to or in connection with this Stock Sale Agreement including but not limited to all side agreements and the Agreement to terminate the 1992 Agreement (the "Other Agreements"). In the event of a rescission, the Original Master Management Agreement shall remain in place, IBM shall return the $150,000 payment made by Grubb & Ellis and all other actions undertaken by Grubb & Ellis pursuant to this Agreement and the Other Agreements shall also be rescinded.

          8.   MISCELLANEOUS.

               (a)  EXPENSES.     Each party shall be liable for its own
expenses in connection with the transactions contemplated by this Agreement.

               (b)  TAXES.     Grubb & Ellis shall be responsible for all stock
transfer and documentary taxes, if any, arising out of the transactions contemplated by this Agreement.

               (c)  AMENDMENTS, ETC.     All amendments or waivers of any
provisions of this Agreement may only be made pursuant to a written instrument executed by the parties hereto or their successors and assigns.

               (d)  SUCCESSORS AND ASSIGNS.      All covenants and agreements in
this Agreement contained by or on behalf of either party hereto shall bind and inure to the benefit of the respective successors and assigns of IBM and Grubb & Ellis, whether so expressed or not.

               (e) NOTICES. All notices, requests and other communications provided for hereunder shall be effective upon receipt, shall be in writing and shall be deemed to have been duly given if delivered in person or by courier, overnight delivery service, telegraph, telex or by facsimile transmissions with electromechanical report of delivery.

          If to Grubb & Ellis:

          Grubb & Ellis Company
          One Montgomery Street
          Telesis Tower, 9th Floor
          San Francisco, CA 94104

          Attention:  Robert J. Walner, Esq.


          If to IBM:

          International Business Machines Corporation
          Old Orchard Road
          Armonk, New York 10504

          Attention:  Donald D. Westfall, Esq.

or to such other address with respect to any party as such party shall notify the others in writing.

          (f) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York (without regard to the choice of law provisions thereof). Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to the transactions contemplated by this Agreement.

          (g)  HEADINGS.     The descriptive headings of the several paragraphs
of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (h) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          (i)  PUBLIC ANNOUNCEMENTS.     Neither IBM nor Grubb & Ellis will
issue any press release or public announcement of the transactions contemplated hereby except: (i) as they may mutually agree in writing or; (ii) as may be required in the opinion of counsel under applicable law in which case the party so required to make such an announcement shall provide a draft of the proposed announcement to the other party no less than two (2) business days prior to the date of the proposed announcement (unless it is unlawful or impracticable to do so); except Grubb & Ellis may file this Agreement with, and disclose the terms and conditions of this Agreement in its filings with, the SEC, the NYSE and other regulating bodies as required under various federal and state securities laws and regulations.

          (j)  COMPLETE AGREEMENT.     This Agreement and the Other Agreements
contains the entire agreement between the parties with respect to the subject matter hereof and, except as provided herein and therein, supersedes all previous negotiations, commitments and writings. This Agreement is not intended to confer any benefit upon any person other than the parties hereto.

          (k)  FURTHER ACTIONS.     Each party shall execute and deliver such
other certificates, agreements, and other documents and take such other actions, or cause their director designees or other representatives to take such other actions, as may reasonably be requested by the other party in order to consummate or implement the transactions contemplated by this Agreement.

          (l) APPROVAL PER AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. This Agreement shall constitute the approval by the holders of Class A Common Stock and Class B Common Stock of Axiom of the transfer of IBM Shares to Grubb & Ellis as contemplated in this Agreement pursuant to Article Fourth B(d) of the Amended and Restated Certificate of Incorporation of Axiom. No actions shall be required to be taken pursuant to Section 6.03 of the 1992 Agreement.

          (m)  SEVERABILITY.     If any provision of this Agreement shall be
determined to be illegal, void, or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.

                                   INTERNATIONAL BUSINESS
                                   MACHINES CORPORATION



                                   By:      /s/ Lee A. Dayton
                                            ------------------------
                                     Name:  Lee A. Dayton
                                     Title: Vice President
                                            Corporate Development and
                                            Real Estate
                                     Date:  January 19, 1996


                                   GRUBB & ELLIS COMPANY

                                   By:      /s/ Joe F. Hanauer
                                            ------------------------
                                     Name:  Joe F. Hanauer
                                     Title: Chairman
                                     Date:  January 19, 1996